SUMMARY PROSPECTUS
PRHSX THISX	Investor Class I Class
May 1, 2017
T. Rowe Price Health Sciences Fund

A stock fund seeking long-term capital appreciation through investments in companies involved in the research, development, production, or distribution of products or services related to health sciences.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at troweprice.com/prospectus. You can also get this information at no cost by calling
1-800-638-5660, by sending an e-mail request to info@troweprice.com, or by contacting your financial intermediary. This Summary Prospectus incorporates by reference the fund’s prospectus, dated May 1, 2017, as amended or supplemented, and Statement of Additional Information, dated May 1, 2017, as amended or supplemented.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary	1

Investment Objective

The fund seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may also incur brokerage commissions and other charges when buying or selling shares of the fund, which are not reflected in the table.

Fees and Expenses of the Fund

	Investor Class	I Class
Shareholder fees (fees paid directly from your investment)
Maximum account fee	$20 [a]	—
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.64%	0.64%

Distribution and service (12b-1) fees	—	—

Other expenses	0.13	0.02

Total annual fund operating expenses	0.77	0.66

a Subject to certain exceptions, accounts with a balance of less than $10,000 are charged an annual $20 fee.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$79	$246	$428	$954
I Class	67	211	368	822

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 24.9% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies The fund will normally invest at least 80% of its net assets (including any borrowings for investment purposes) in the common stocks of

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companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively termed “health sciences”). While the fund can invest in companies of any size, the majority of fund assets are expected to be invested in large- and mid-capitalization companies.

The fund defines the health sciences industry broadly and divides it into four main areas: pharmaceutical companies; health care services companies; medical products and devices providers; and biotechnology firms. Our allocation among these four areas will vary depending on the relative potential we see within each area and the outlook for the overall health sciences sector.

The fund will use fundamental, bottom-up analysis that seeks to identify high-quality companies and the most compelling investment opportunities. In general, the fund will follow a growth investment strategy, seeking companies whose earnings are expected to grow faster than inflation and the economy in general. When stock valuations seem unusually high, however, a “value” approach, which gives preference to seemingly undervalued companies, may be emphasized. The fund generally seeks investments in companies that are developing new and effective medicines, as well as companies whose business models reduce costs or improve quality in health care systems.

In pursuing its investment objective, the fund has the discretion to deviate from its normal investment criteria. These situations might arise when the fund’s adviser believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.

While most assets will typically be invested in U.S. common stocks, the fund may invest in foreign stocks and options in keeping with the fund’s objectives.

The fund may write call and put options primarily as a means of generating additional income. Normally, the fund will own the securities on which it writes call or put options. The premium income received by writing covered calls can help reduce but not eliminate portfolio volatility.

The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Risks As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized as follows:

Active management risks The investment adviser’s judgments about the attractiveness, value, or potential appreciation of the fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the fund fail to

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produce the intended results, the fund could underperform in comparison to other funds with similar objectives and investment strategies.

Risks of U.S. stock investing Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the U.S. stock market, such as when the U.S. financial markets decline, or because of factors that affect a particular company or industry.

Market capitalization risks The fund’s focus on large and medium-sized companies subjects the fund to the risks that larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and that they may be less capable of responding quickly to competitive challenges and industry changes. Because the fund focuses on large and medium-sized companies, its share price could be more volatile than a fund that invests only in large companies. Medium-sized companies typically have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies.

Industry risks A fund that focuses its investments in specific industries or sectors is more susceptible to developments affecting those industries and sectors than a more broadly diversified fund. Because the fund invests significantly in health sciences companies, the fund may perform poorly during a downturn in that industry. Health sciences companies can be adversely affected by, among other things, legislative or regulatory changes, intense competitive challenges, the need for government approval to offer products and services, and product obsolescence.

Foreign investing risks The fund’s investments in foreign securities may be adversely affected by local, political, social, and economic conditions overseas, greater volatility, reduced liquidity, or decreases in foreign currency values relative to the U.S. dollar. These risks are heightened for the fund’s investments in emerging markets, which are more susceptible to governmental interference, less efficient trading markets, and the imposition of local taxes or restrictions on gaining access to sales proceeds for foreign investors.

Options risks To the extent the fund uses options, it is exposed to additional volatility and potential losses. Writing call or put options exposes the fund to the risk that the underlying security may not move in the direction anticipated by the portfolio manager, requiring the fund to buy or sell the security at a price that is disadvantageous to the fund. Certain call options carry a potentially unlimited risk of loss.

Performance The following performance information provides some indication of the risks of investing in the fund. The fund’s performance information represents only past performance (before and after taxes) and is not necessarily an indication of future results.

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The following bar chart illustrates how much returns can differ from year to year by showing calendar year returns and the best and worst calendar quarter returns during those years for the fund’s Investor Class. Returns for other share classes vary since they have different expenses.

The following table shows the average annual total returns for each class of the fund that has been in operation for at least one full calendar year, and also compares the returns with the returns of a relevant broad-based market index, as well as with the returns of one or more comparative indexes that have investment characteristics similar to those of the fund.

In addition, the table shows hypothetical after-tax returns to demonstrate how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account. After-tax returns are shown only for the Investor Class and will differ for other share classes.

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Average Annual Total Returns
	Periods ended
	December 31, 2016

				Inception
	1 Year	5 Years	10 Years	date
Investor Class				12/29/1995
Returns before taxes	-10.35%	21.70%	14.44%
Returns after taxes on distributions	-11.28	19.46	13.05
Returns after taxes on distributions
and sale of fund shares	-5.10	17.56	11.92
I Class				03/23/2016
Returns before taxes	—	—	—

S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	11.96	14.66	6.95

Lipper Health/Biotechnology Funds Index	-11.07	18.78	11.66

Updated performance information is available through troweprice.com.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price)

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Ziad Bakri	Chairman of Investment Advisory Committee	2016	2011

Purchase and Sale of Fund Shares

The fund generally requires a $2,500 minimum initial investment ($1,000 minimum initial investment if opening an IRA, a custodial account for a minor, or a small business retirement plan account). Additional purchases generally require a $100 minimum. These investment minimums may be waived or modified for financial intermediaries and certain employer-sponsored retirement plans submitting orders on behalf of their customers.

The I Class generally requires a $1,000,000 minimum initial investment and there is no minimum for additional purchases, although the initial investment minimum may be waived for intermediaries and retirement plans maintaining omnibus accounts, and certain institutional client accounts for which T. Rowe Price or its affiliate has discretionary investment authority.

For investors holding shares of the fund directly with T. Rowe Price, you may purchase, redeem, or exchange fund shares by mail; by telephone (1-800-225-5132 for IRAs and nonretirement accounts; 1-800-492-7670 for small business retirement

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plans; and 1-800-638-8790 for institutional investors and financial intermediaries); or, for certain accounts, by accessing your account online through troweprice.com.

If you hold shares through a financial intermediary or retirement plan, you must purchase, redeem, and exchange shares of the fund through your intermediary or retirement plan. You should check with your intermediary or retirement plan to determine the investment minimums that apply to your account.

Tax Information

Any dividends or capital gains are declared and paid annually, usually in December. Redemptions or exchanges of fund shares and distributions by the fund, whether or not you reinvest these amounts in additional fund shares, may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (in which case you will be taxed upon withdrawal from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. However, the fund and its investment adviser do not pay broker-dealers and other financial intermediaries for sales or related services of the I Class shares.

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	F114-045 5/1/17